Exhibit 99.1

ABS Corporation		Page 1
Banc One Home Equity Loan Trust 1999-1
P & S Agreement Date:	May 31, 1999
Original Settlement Date:	June 23, 1999
Series Number of Certificates:
Original Collateral Sale Balance	$510,205,197.95

CERTIFICATES INFORMATION
	BALANCE	MARGIN
Investors	$500,000,000.00	0.26%
Transferor	$10,205,197.95	0.00%

OTHER INFORMATION

Original Pool Balance @ Cut-Off Date	$510,205,197.95
Servicing Fee	0.500%

Original Settlement Date	6/23/99
First Payment Date	7/20/99
Short Interest Period Days	27
Managed Amortization Period (Months)	60

Required Credit Enhancement Amount Percentage	1.75%
Required Credit Enhancement Amount	$8,750,000.00
Spread Account Maximum ( % of Invested Amount)	0.25%
Spread Account Maximum	1,250,000.00
Spread Account Floor ( % of Original Balance)	0.00%
Spread Account Step-Up 9+ Mths Delinquent Percentage	0.00%
Initial Insured Amount	$500,000,000.00

Fixed Allocation Percentage	98.00%
Minimum Transferor Interest Percentage	5.00%
Credit Enhancement Fee	0.110%
Rapid Amortization Event Trigger (% of Original Pool Balance)	1.000%
Tail Adjustment	$0.00

ABS Corporation
Banc One Home Equity Loan Trust 1999-1		Page 2
P & S Agreement Date:	May 31, 1999
Original Settlement Date:	June 23, 1999
Series Number of Certificates:
Original Collateral Sale Balance	$510,205,197.95

INPUT SECTION (PAGE 1 of 1)

MONTH:	71
DISTRIBUTION DATE:	5/20/05
DETERMINATION DATE:	5/17/05
30

MORTGAGE LOANS PAYMENT SUMMARY
COLLECTION PERIOD:

MTGE LOANS INTEREST RECEIVED	$476,863.07
MTGE LOANS PRINCIPAL RECEIVED	$3,448,391.85
MTGE LOANS NET LIQUIDATION PROCEEDS (ALLOC. TO INTEREST)	$2,001.49
MTGE LOANS NET LIQUIDATION PROCEEDS (NET OF FORECL. PROFIT & ALLOC. TO PRINCIPAL)	$0.00
MTGE LOANS INSURANCE PROCEEDS (ALLOC. TO INTEREST)	$0.00
MTGE LOANS INSURANCE PROCEEDS (ALLOC. TO PRINCIPAL)	$0.00
MTGE LOANS SERVICER OPTIONAL ADVANCES (ALLOC. TO INTEREST)	$0.00
MTGE LOANS PURCHASE PRICE (ALLOC. TO INTEREST)	$0.00
MTGE LOANS PURCHASE PRICE (ALLOC. TO PRINCIPAL)	$0.00
MTGE LOANS TRANSFER DEPOSIT AMOUNT (ALLOC. TO PRINCIPAL)	$0.00

MTGE LOANS DRAWS (ADDITIONAL BALANCES)	$2,020,614.37

MTGE LOANS LIQUIDATION LOSS AMOUNT	$4,665.01

MTGE LOANS TOTAL ENDING PRINCIPAL BALANCE	$91,576,488.92

AVERAGE MTGE LOANS RATE	6.18461%

DELINQUENCY & REO SUMMARY
DEL STAT 1 - NO. OF ACCTS	36
DEL STAT 1 - CURRENT BALANCE	$1,001,612.76
DEL STAT 2 - NO. OF ACCTS	18
DEL STAT 2 - CURRENT BALANCE	$405,947.62
DEL STAT 1+ - NO. OF ACCTS	100
DEL STAT 1+ - CURRENT BALANCE	$2,786,818.00
DEL STAT 3+ - NO. OF ACCTS	46
DEL STAT 3+ - CURRENT BALANCE	$1,379,257.62

REO - NO. OF ACCTS	0
REO - CURRENT BOOK BALANCE (UNPAID PRINC. BALANCE)	$0.00

LOAN MODIFICATION SUMMARY
é TOTAL CLTV OF OUTSTANDING POOL BALANCE FOR THIS COLLECTION PERIOD.	73.7429%
CUT-OFF DATE WEIGHTED AVERAGE GROSS MARGIN (NOT AN INPUT FIELD)	1.250%
RECALCULATED WEIGHTED AVERAGE GROSS MARGIN	0.692%
MAXIMUM AMOUNT OF MARGIN MODIFICATIONS EXECUTED? (NOT AN INPUT FIELD)	YES

OTHER INFORMATION
LIBOR RATE FOR CURRENT INTEREST PERIOD	2.99000%
INTEREST DEPOSIT INTO SPREAD ACCOUNT (REINVESTMENT)	$0
é AMOUNT OWED TO CREDIT ENHANCER DUE TO PREPAYMENT SHORTFALL	$0
SURETY BOND IN FORCE ? (YES=1; NO=0)	1

ABS Corporation
Banc One Home Equity Loan Trust 1999-1		Page 3
P & S Agreement Date:	May 31, 1999
Original Settlement Date:	June 23, 1999
Series Number of Certificates:
Original Collateral Sale Balance	$510,205,197.95

Detailed Information (Page 1 of 5)

Distribution Date:	5/20/05

LIBOR Rate (Adjusted two business days prior to previous Distribution Date)	2.99000%
Average Mtge Loans Net Loan Rate (Effective Rate; Multiply by 360/365)	5.48989%
Maximum Rate	5.48989%
Investor Certificate Rate (LIBOR + 26 bps)	3.25000%
Investor Certificate Rate Capped at Maximum Rate? (Y=1; N=0)	0
Interest Period (Days)	30

Beginning Pool Balance	93,008,931.41
Beginning Investor Certificate Principal Balance	61,444,018.60
Beginning Transferor Principal Balance	29,224,374.20
Beginning Invested Amount	63,784,557.21
Investor Floating Allocation Percentage	68.5790%
Liquidation Loss Amount	4,665.01
Servicing Fee	38,753.72

Mtge Loans Interest (Net of Cut-Off Date Overdue Interest)	476,863.07
Mtge Loans Principal	3,448,391.85
Mtge Loans Net Liquidation Proceeds	2,001.49
Mtge Loans Insurance Proceeds	0.00
Mtge Loans Optional Servicer Advances	0.00
Mtge Loans Purchase Price	0.00
Mtge Loans Transfer Deposit Amount	0.00
Available Funds	3,927,256.41

Mtge Loans Interest	476,863.07
Mtge Loans Net Liquidations Proceeds (Alloc. to Int.)	2,001.49
Mtge Loans Insurance Proceeds (Alloc. to Int.)	0.00
Mtge Loans Optional Servicer Advances (Alloc. to Int.)	0.00
Mtge Loans Purchase Price (Alloc. to Int.)	0.00
Mtge Loans Interest Collections	478,864.56

Mtge Loans Principal	3,448,391.85
Mtge Loans Net Liquidation Proceeds (Alloc. to Princ. & Net of Forecl. Profits)	0.00
Mtge Loans Insurance Proceeds (Alloc. to Princ.)	0.00
Mtge Loans Purchase Price (Alloc. to Princ.)	0.00
Mtge Loans Transfer Deposit Amount	0.00
Mtge Loans Principal Collections	3,448,391.85

Interest Collections	478,864.56
Principal Collections	3,448,391.85

Investor & Transferor Interest & Principal Allocation
Investor Interest Collections	328,400.33
Investor Principal Collections	3,379,416.62
Transferor Interest Collections	150,464.23
Transferor Principal Collections	68,975.23
(Check)	0.00

Investor Loss Amount	3,199.22
Transferor Loss Amount	1,465.79

ABS Corporation
Banc One Home Equity Loan Trust 1999-1		Page 4
P & S Agreement Date:	May 31, 1999
Original Settlement Date:	June 23, 1999
Series Number of Certificates:
Original Collateral Sale Balance	$510,205,197.95

Detailed Information (Page 2 of 5)

Distribution Date:	5/20/05

Investor Interest Collections	328,400.33
less Investor Servicing Fee	26,576.90
less Unpaid Servicing Fee	0.00
less Investor Certificate Interest	166,410.88
less Unpaid Investor Certificate Interest Shortfall	0.00
less Credit Enhancement Premium	5,632.37
less Investor Loss Amount	3,199.22
less Unpaid Investor Loss Amount	0.00
less Unreimbursed Draw Amounts	0.00
Excess Interest	126,580.97
less Accelerated Principal Distribution Amount	8,456.54
less Deposit to (Release from) Spread Account	(8,456.54)
Remaining Excess Interest	126,580.97

Investor Distributions
Investor Certificate Interest	166,410.88
Managed Amortization Period? (Y=1, N=0)	0
Rapid Amortization Period? (Y=1, N=0)	1
Principal Collections less Additional Balances	1,427,777.48
Alternative Principal Payment	1,427,777.48
Maximum Principal Collections	3,379,416.62
Principal Distribution Amount	3,379,416.62
Investor Loss Amount Distributed to Investors	3,199.22
Excess Interest Paid as Principal	8,456.54

Transferor Distributions
Transferor Interest Collections (net of Transferor Servicing Fee)	138,287.41
Funds Released from Spread Account	0.00
Principal Distributions (including Transferor Principal Collections)	68,975.23

Excess Int. (Shortfall) a/ Interest	161,989.45
Excess Int. (Shortfall) a/ Premium b/ Losses	156,357.08
Excess Int. (Shortfall) a/ Losses	153,157.86
Required Amount	0.00
Required Amount Applied to Overcollateralization Amount	0.00
Draw on Policy	0.00

Investor Certificate Distribution Amount (Excluding Credit Enhancement Draw Amount)	3,557,483.26
Credit Enhancement Draw Amount	0.00
Guaranteed Principal Distribution Amount	0.00
Guaranteed Amount	0.00

ABS Corporation
Banc One Home Equity Loan Trust 1999-1		Page 5
P & S Agreement Date:	May 31, 1999
Original Settlement Date:	June 23, 1999
Series Number of Certificates:
Original Collateral Sale Balance	$510,205,197.95

Detailed Information (Page 3 of 5)

Distribution Date:	5/20/05

Beginning Pool Balance	93,008,931.41
Interest Distribution	478,864.56
Principal Distribution	3,448,391.85
Additional Balances	2,020,614.37
Liquidation Loss Amount	4,665.01
Ending Pool Balance	91,576,488.92

Beginning Investor Certificate Principal Balance	61,444,018.60
Investor Certificate Interest	166,410.88
Unpaid Investor Certificate Interest Shortfall distributed	0.00
Investor Certificate Principal	3,391,072.37
Ending Investor Certificate Principal Balance	58,052,946.23
Pool Factor	0.1161059

Beginning Transferor Balance	29,224,374.20
Interest Distribution (including funds released from Spread Account)	150,464.23
Principal Distribution (including Unallocated Transferor Principal Collections)	68,975.23
Additional Balances	2,020,614.37
Losses allocated to Transferor	1,465.79
Ending Transferor Balance	31,174,547.54
Minimum Transferor Interest	4,578,824.45
Transferor Principal Collections Unallocated due to Minimum Transferor Interest (held in Coll. Acct.)	0.00
Total Unallocated Transferor Principal Collections held in Collection Account	0.00

Beginning Invested Amount	63,784,557.21
Principal Distribution Amount	3,379,416.62
Investor Loss Reduction Amount	3,199.22
Ending Invested Amount	60,401,941.38

Beginning Total OC Amount	2,340,538.61
Ending Total OC Amount	2,348,995.15
Ending Total OC Amount (% of Original Invested Amount)	0.47%

Spread Account Cap Amount	151,004.85
Beginning Spread Account Balance	159,461.39
Draw from Account to Pay Credit Enhancer	0.00
Deposit to (Release from)	(8,456.54)
Ending Spread Account Balance	151,004.85
Ending Spread Account Balance (% of Ending Invested Amount)	0.25%
Unreimbursed Draw on Surety Bond	0.00

ABS Corporation
Banc One Home Equity Loan Trust 1999-1		Page 6
P & S Agreement Date:	May 31, 1999
Original Settlement Date:	June 23, 1999
Series Number of Certificates:
Original Collateral Sale Balance	$510,205,197.95

Detailed Information (Page 4 of 5)

Distribution Date:	5/20/05

Beginning Insured Principal Amount	$61,444,018.60
Ending Insured Principal Amount	$58,052,946.23

Available Credit Enhancement	0.49%
Investor Distribution Amount	3,557,483.26
Transferor Distribution Amount (incl. Excess Cash Rel. From SA)	207,262.64

Investor Loss Amount Reimbursed from Excess Interest	3,199.22
Investor Loss Amount Reimbursed from Policy Draw	0.00
Investor Loss Amount Allocated to OC	0.00
Investor Loss Amount Unreimbursed	0.00
Unreimbursed Loss Amount Distributed	0.00

Cum. Accelerated Principal Distribution Amount	2,348,995.15
Cum. Principal Payments (Including ECPB & APDA)	441,947,053.77
Cum. Principal Payments (Excluding ECPB & APDA)	439,589,602.08
Cum. OC Amount	2,348,995.15
Cum. SA Deposits	151,004.85
Cum. Liquidation Losses	8,749,051.60
Cum. Investor Loss Reduction Amount	0.00
Cum. Purchase Price of Repurchased Loans (Alloc. to Principal)	0.00
Cum. Guaranteed Principal Distribution Amount	0.00
Cum. Credit Enhancement Draw Amount	0.00

Cum. Change in Weighted Average Gross Margin (Cut-Off Margin-Current Margin)	0.559%

Accrued but Unpaid a/ Distribution
Servicing Fee	0.00
Investor Certificate Interest	0.00
Credit Enhancement Premium	0.00
Unreimbursed Draw Amounts	0.00

ABS Corporation
Banc One Home Equity Loan Trust 1999-1		Page 7
P & S Agreement Date:	May 31, 1999
Original Settlement Date:	June 23, 1999
Series Number of Certificates:
Original Collateral Sale Balance	$510,205,197.95

Detailed Information (Page 5 of 5)

Distribution Date:	5/20/05

SOURCES OF FUNDS:
Mtge Loans Interest	476,863.07
Mtge Loans Net Liq. Proceeds (Alloc. to Int. & Incl. Rec. Charge-Offs)	2,001.49
Mtge Loans Insurance Proceeds (Alloc. to Int.)	0.00
Mtge Loans Purchase Price (Alloc. to Int.)	0.00
Mtge Loans Principal	3,448,391.85
Mtge Loans Net Liq. Proceeds (Alloc. to Princ.)	0.00
Mtge Loans Insurance Proceeds (Alloc. to Princ.)	0.00
Mtge Loans Purchase Price (Alloc. to Princ.)	0.00
Mtge Loans Transfer Deposit Amount	0.00
Reinvestment Earnings	0.00
Draw on Policy	0.00
Total	3,927,256.41

USES OF FUNDS
Servicing Fee	38,753.72
Investor Interest Distribution	166,410.88
Accrued and Unpaid Investor Interest Distributed	0.00
Investor Principal Distribution	3,391,072.37
Transferor Distribution (not including Cash Released to Transferor)	207,262.64
Unallocated Transferor Principal Collections	0.00
Accrued and Unpaid Servicing Fee Distributed	0.00
Credit Enhancement Premium Distributed	5,632.37
Cash Deposited to (Released from) Spread Account	(8,456.54)
Cash Released to Transferor	126,580.97
Total	3,927,256.41

PERFORMANCE PARAMETERS
Aggregate Amount of Locked Balances	756,399.37
Aggregate Amount of Locked Balances - %	0.826%
Portfolio CLTV as of the End of the Collection Period	73.743%
Amount of Pool Balance Offered the “Skip-a-Pay Program”	0.00
Percentage of Pool Balance Offered the “Skip-a-Pay Program”	0.00%
Number of Accounts Accepting the “Skip-a-Pay Program”	0
Aggregate Principal Balance of Accounts Accepting the “Skip-a-Pay Program”	0.00

ERROR CHECK

Sources & Uses	OK
Pool Balance	OK
Transferor Balance	OK
Loss Allocation	OK
Overcollateralization	OK
Balance Reduction	OK

Distribution List:

Bill Marshall, JPMorgan Chase Bank, N.A.

ABS Corporation
Banc One Home Equity Loan Trust 1999-1		Page 8
P & S Agreement Date:	May 31, 1999
Original Settlement Date:	June 23, 1999
Series Number of Certificates:
Original Collateral Sale Balance	$510,205,197.95

Servicer Certificate (Page 1 of 3)

Distribution Date:		5/20/05

A.	POOL INFORMATION

	Aggregate Amount of Collections	3,927,256.41
	Aggregate Amount of Interest Collections	478,864.56
	Aggregate Amount of Principal Collections	3,448,391.85
	Transfer Deposit Amount	0.00
	Beginning Pool Balance	93,008,931.41
	Ending Pool Balance	91,576,488.92
	Additional Balances	2,020,614.37
	Cum. Modifications to Credit Limits ($ of Initial Credit Limits)	$ 0.00
	Cum. Modifications to Credit Limit (% of Initial Credit Limits)	0.00%
	Cum. Change in Weighted Average Gross Margin (Cut-Off Margin-Current Margin)	0.559%
	Servicing Fee	38,753.72
	Unpaid Servicing Fee Received	0.00
	Remaining Accrued and Unpaid Servicing Fee	0.00

B.	INTEREST, PRINCIPAL & LOSS ALLOCATION

	Investor Certificateholder Floating Allocation Percentage	68.58%
	Investor Certificateholder Fixed Allocation Percentage	98.00%
	Investor Interest Collections	328,400.33
	Investor Principal Collections	3,379,416.62
	Transferor Interest Collections	150,464.23
	Transferor Principal Collections	68,975.23
	Investor Loss Amount	3,199.22
	Beginning Invested Amount	63,784,557.21
	Ending Invested Amount	60,401,941.38

C.	INTEREST & PRINCIPAL DISTRIBUTIONS TO INVESTORS

	Investor Certificate Interest Distributed	166,410.88
	Investor Certificate Interest Shortfall b/ any Draw on Policy	0.00
	Unpaid Investor Certificate Interest Shortfall Received	0.00
	Unpaid Investor Certificate Interest Shortfall Remaining	0.00

	Principal Distribution Amount	3,379,416.62
	Managed Amortization Period? (Yes=1; No=0)	0
	Rapid Amortization Period? (Yes=1; No=0)	1
	Maximum Principal Collections Payment	3,379,416.62
	Alternative Principal Payment	1,427,777.48
	Principal Collections less Additional Balances	1,427,777.48
	Investor Loss Amount Distributed to Investors	3,199.22
	Accelerated Principal Distribution Amount	8,456.54

D.	INVESTOR CERTIFICATE PRINCIPAL BALANCE

	Beginning Certificate Principal Balance	61,444,018.60
	Ending Certificate Principal Balance	58,052,946.23
	Pool Factor	0.1161059

ABS Corporation
Banc One Home Equity Loan Trust 1999-1		Page 9
P & S Agreement Date:	May 31, 1999
Original Settlement Date:	June 23, 1999
Series Number of Certificates:
Original Collateral Sale Balance	$510,205,197.95

Servicer Certificate (Page 2 of 3)

Distribution Date:		5/20/05

E.	DISTRIBUTIONS TO TRANSFEROR

	Interest Distribution	150,464.23
	Principal Distribution	68,975.23
	Amount Distributed to Transferor	0.00

F.	TRANSFEROR BALANCE

	Beginning Transferor Principal Balance	29,224,374.20
	Ending Transferor Principal Balance	31,174,547.54
	Minimum Transferor Balance	4,578,824.45

G.	INVESTOR CERTIFICATE RATE

	Investor Certificate Rate	3.25000%
	LIBOR Rate	2.99000%
	Maximum Rate	5.48989%
	Weighted Average Mortgage Net Loan Rate	5.48989%

H.	CREDIT ENHANCEMENT

	Credit Enhancement Fee	5,632.37
	Guaranteed Amount	0.00
	Guaranteed Principal Distribution Amount	0.00
	Credit Enhancement Draw Amount	0.00

I.	SPREAD ACCOUNT

	Beginning Spread Account Balance	159,461.39
	Ending Spread Account Balance	151,004.85
	Amount to be distributed to (Released from) the Spread Account	(8,456.54)
	Spread Account Maximum	151,004.85

J.	DELINQUENCY & REO STATUS

	Delinquent 30-59 days
	No. of Accounts	36
	Trust Balances	1,001,612.76
	Delinquent 60-89 days
	No. of Accounts	18
	Trust Balances	405,947.62
	Delinquent 90+ days
	No. of Accounts	46
	Trust Balances	1,379,257.62
	Delinquent 9+ months
	No. of Accounts	0
	Trust Balances	0.00
	REO
	No. of Accounts	0
	Trust Balances	0.00

ABS Corporation
Banc One Home Equity Loan Trust 1999-1		Page 10
P & S Agreement Date:	May 31, 1999
Original Settlement Date:	June 23, 1999
Series Number of Certificates:
Original Collateral Sale Balance	$510,205,197.95

Servicer Certificate (Page 3 of 3)

Distribution Date:		5/20/05

K.	EVENT OF DEFAULT TRIGGERS	0

	Failure by Seller to make payment within 5 Business Days of Required Date ?	0
	Failure by Seller to perform any covenants described in the Agreement ?	0
	Bankruptcy or Insolvency relating to Servicer ?	0

L.	RAPID AMORTIZATION EVENT TRIGGERS	0

	Failure by Seller to make payment within 3 Business Days of Required Date ?	0
	Breach of Representation or Warranty by Seller or Depositor?	0
	Bankruptcy or Insolvency relating to Transferor ?	0
	Subject to Investment Company Act of 1940 Regulation ?	0
	Any Event of Default ?	0
	Draws Under Policy are Greater than 1% of Initial Pool Principal Balance?	0

IN WITNESS WHEREOF, the undersigned has caused this Certificate to be duly executed and certifies to the best of his knowledge and belief that information is true and correct this 17th day of May 2005

JPMorgan Chase Bank, N.A. (formerly Bank One, N.A.)
as Servicer

/s/ Philip C. McNiel
Philip C. McNiel
Vice President

Distribution List:

MBIA Bill Marshall, JPMorgan Chase Bank, N.A. Moody’s Investors Service Standard & Poor’s Corp.

ABS Corporation		Page 11
Banc One Home Equity Loan Trust 1999-1
P & S Agreement Date:	May 31, 1999
Original Settlement Date:	June 23, 1999
Series Number of Certificates:
Original Collateral Sale Balance	$510,205,197.95

Statement to Certificateholders (Page 1 of 2)

Distribution Date:		5/20/05

	INVESTOR CERTIFICATES DISTRIBUTION SUMMARY (PER $1000 ORIGINAL PRINCIPAL AMOUNT)

A.	INTEREST & PRINCIPAL DISTRIBUTIONS TO INVESTORS

	Investor Certificate Interest Distributed	0.332822
	Investor Certificate Interest Shortfall Distributed	0.000000
	Remaining Unpaid Investor Certificate Interest Shortfall	0.000000

	Managed Amortization Period ? (Yes=1; No=0)	0
	Investors Certificate Principal Distributed	6.782145
	Principal Distribution Amount	6.758833
	Maximum Principal Payment	6.758833
	Alternative Principal Payment	2.855555
	Principal Collections less Additional Balances	2.855555
	Investor Loss Amount Distributed to Investors	0.006398
	Accelerated Principal Distribution Amount	0.016913
	Credit Enhancement Draw Amount	0.00

	Total Amount Distributed to Certificateholders (P & I)	7.114967

B.	INVESTOR CERTIFICATE PRINCIPAL BALANCE

	Beginning Investor Certificate Balance	61,444,018.60
	Ending Investor Certificate Balance	58,052,946.23
	Beginning Invested Amount	63,784,557.21
	Ending Invested Amount	60,401,941.38
	Investor Certificateholder Floating Allocation Percentage	68.5790%
	Pool Factor	0.1161059
	Liquidation Loss Amount for Liquidated Loans	4,665.01
	Unreimbursed Liquidation Loss Amount	0.00

C.	POOL INFORMATION

	Beginning Pool Balance	93,008,931.41
	Ending Pool Balance	91,576,488.92
	Servicing Fee	38,753.72

D.	INVESTOR CERTIFICATE RATE

	Investor Certificate Rate	3.250000%
	LIBOR Rate	2.990000%
	Maximum Rate	5.489887%

E.	DELINQUENCY & REO STATUS

	Delinquent 30-59 days
	No. of Accounts	36
	Trust Balances	1,001,612.76
	Delinquent 60-89 days
	No. of Accounts	18
	Trust Balances	405,947.62
	Delinquent 90+ days
	No. of Accounts	46
	Trust Balances	1,379,257.62
	Delinquent 9+ Months
	No. of Accounts	0
	Trust Balances	0
	REO
	No. of Accounts	0
	Trust Balances	0.00

ABS Corporation
Banc One Home Equity Loan Trust 1999-1		Page 12
P & S Agreement Date:	May 31, 1999
Original Settlement Date:	June 23, 1999
Series Number of Certificates:
Original Collateral Sale Balance	$510,205,197.95

Statement to Certificateholders (Page 2 of 2)

Distribution Date:	5/20/05

IN WITNESS WHEREOF, the undersigned has caused this Certificate to be duly executed and certifies to the best of his knowledge and belief that information is true and correct this 17th day of May 2005

JPMorgan Chase Bank, N.A. (formerly Bank One, N.A.)
as Servicer

/s/ Philip C. McNiel
Philip C. McNiel
Vice President

Distribution List:

Bill Marshall, JPMorgan Chase Bank, N.A.